Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN SHPEi INDEX FUND (BUY) *

Supplement dated September 16, 2020 to the

Prospectus (“Prospectus”) dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus of USCF SummerHaven SPHEI Index Fund (the “Fund”), a series of USCF ETF Trust, and should be read in conjunction with the Prospectus.

Kevin Sheehan Joins USCF Advisers LLC

Effective September 4, 2020, Kevin Sheehan, a portfolio manager of the Fund, resigned from his position as Managing Director and Portfolio Manager of SummerHaven Investment Management, LLC the (“Sub-Adviser”). Mr. Sheehan became a Portfolio Manager/Trader of USCF Advisers LLC (the “Adviser”), effective September 8, 2020. Mr. Sheehan will remain a portfolio manager of BUY, a position he has held since the Fund began operations in November 2017.

Accordingly, the third paragraph under the heading “Portfolio Managers” on page 5 of the Prospectus is deleted and replaced with the following paragraph:

Kevin Sheehan (the Adviser), a Portfolio Manager/Trader of the Adviser and formerly Managing Director and Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

The first two sentences of the second paragraph on page 13 of the Prospectus are hereby deleted and replaced with the following sentences:

Kevin Sheehan, is a Portfolio Manager/Trader of the Adviser. Prior to joining the Adviser, Mr. Sheehan was, since 2011, Managing Director in the Trading department at SummerHaven, responsible for all day to day trading activities.

SEC and CFTC Wells Notices

The following paragraphs are added as the final paragraphs under the heading “Adviser,” beginning on page 10 of the Prospectus:

On August 17, 2020, the United States Oil Fund, LP (“USO”), as well as its general partner, United States Commodity Funds LLC (“USCF”), and its President and Chief Executive Officer, John P. Love, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). USCF and the Adviser are wholly-owned by Wainwright, and John P. Love serves as the President and Chief Executive Officer of both the Fund and the Adviser.

The SEC Wells Notice relates to USO’s disclosures in late April and early May regarding constraints imposed on USO’s ability to invest in Oil Futures Contracts. The SEC Wells Notice states that the SEC staff has made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions during that period.

On August 19, 2020, USCF, USO and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice states that the CFTC staff has made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the Commodity Exchange Act, 7 U.S.C. §§ 6o(1)(A), (B), 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. USCF, USO, and Mr. Love maintain that USO’s disclosures and their actions were appropriate. They intend to vigorously contest the allegations made by the SEC staff in the SEC Wells Notice and the CFTC staff in the CFTC Wells Notice and expect to engage in a dialogue with the SEC staff and CFTC staff regarding these matters.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1000 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.